UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2017

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Inverness Drive South, Building C, Suite 301

Englewood, CO 80112

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 15, 2017, Gevo, Inc. (the “Company”) held the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) in Englewood, Colorado. At the Annual Meeting, the Company’s stockholders voted on, and approved, the following proposals:

Proposal No. 1 — Election of two Class I directors to hold office until the 2020 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

Nominee:	For	Withhold	Broker Non-Votes
Ruth I. Dreessen	2,165,410	263,033	6,271,024
Patrick R. Gruber	2,058,975	369,468	6,271,024

Proposal No. 2 — Approval, for purposes of the rules of The NASDAQ Stock Market LLC, the potential issuance of more than 19.99% of the Company’s outstanding common stock upon conversion of, or related to, the Company’s 12.0% Convertible Senior Secured Notes due 2020.

For	Against	Abstain	Broker Non-Votes
2,115,763	295,699	16,981	6,271,024

Proposal No. 3 — Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain
8,068,922	502,859	127,686

Proposal No. 4 — Advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
1,880,336	521,789	26,318	6,271,024

Proposal No. 5 — Advisory (non-binding) vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
703,695	1,599,255	46,029	79,464	6,271,024

As indicated above, a significant majority of stockholders voted, on an advisory basis, in favor of holding future advisory votes to approve the compensation of the Company’s named executive officers every two years. In light of these results, the Board of Directors of the Company (the “Board”) has determined to hold an advisory vote to approve the compensation of the Company’s named executive officers every two years until the next required advisory vote on the frequency of future votes on named executive officer compensation or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Dated: June 16, 2017	By:	/s/ Geoffrey T. Williams, Jr.
Geoffrey T. Williams, Jr.
General Counsel and Secretary